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                       Securities and Exchange Commission
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                Date of Report (Date of earliest event reported)
                         MARCH 22, 2002 (MARCH 22, 2002)

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 0-21054


                           SYNAGRO TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


              DELAWARE                                           76-0511324
          (State or other                                      (IRS Employer
          jurisdiction of                                      Identification
           incorporation)                                         Number)



                            1800 BERING, SUITE 1000
                              HOUSTON, TEXAS 77057
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (713) 369-1700




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      None.

(b)      None

(c)      Exhibits

         Exhibit 99.1 Letter to the Securities and Exchange Commission dated March 22, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SYNAGRO TECHNOLOGIES, INC.



Dated: March 22, 2002                    By:     /s/ THOMAS J. BINTZ
                                             --------------------------------
                                                     Thomas J. Bintz
                                                   Corporate Controller



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                                    EXHIBITS


Exhibit 99.1 Letter to the Securities and Exchange Commission dated March 22, 2002.